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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report:  February 9, 1999
                                        ----------------



                    PLATINUM technology International, inc.
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              (Exact Name of Registrant as Specified in Charter)



          Delaware                        0-19058                 36-3509662
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)           Identification No.



     1815 South Meyers Road, Oakbrook, Illinois                     60181
     ------------------------------------------                     -----
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code (630) 620-5000
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Item 5.   Other Events.

On February 8, 1999, the Registrant issued the press release attached as Exhibit
99.1 to announce its unaudited results of operations for the quarter ended December 31, 1998. The information contained in the press release is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1           Press Release dated February 8, 1999

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PLATINUM technology International, inc.


Dated: February 9, 1999           By:  /s/ Larry S. Freedman
                                     -------------------------------------------
                                       Larry S. Freedman
                                       Senior Vice President and General Counsel

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                                 EXHIBIT INDEX
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
Exhibit No.                   Exhibit
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

99.1                  Press Release dated February 8, 1999
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